                                                                    Exhibit 99.1

CONTACT:
Media Inquiries:
     John Culler (304) 232-2417
Investor/Analyst Inquiries:
     John McNamara (212) 445-8435

                                                 RELEASE DATE: NOVEMBER 17, 2003

FOR IMMEDIATE RELEASE

           WHEELING-PITTSBURGH ANNOUNCES 3RD QUARTER RESULTS FOR 2003

WHEELING, WV, November 17, 2003 - Wheeling-Pittsburgh Corporation (Nasdaq:
WPSC), the holding company of Wheeling-Pittsburgh Steel Corporation, today reported its financial results for the third quarter ended September 30, 2003.

     The Company's bankruptcy plan of reorganization became effective on August 1, 2003. Accordingly, for accounting purposes, unaudited consolidated financial statements for period after August 1, 2003 related to a new reporting entity (the "Reorganized Company") and are not comparable to prior periods of the old reporting entity (the "Predecessor Company"). A black line has been shown on the financial statements to separate current results from pre-reorganization information since they are not prepared on a comparable basis. However, for purposes of our unaudited consolidated financial statements, the Reorganized Company's results for the two months ended September 30, 2003 have been combined with the Predecessor Company's month ended July 31, 2003 and are compared to the Predecessor Company's results for the three months ended September 30, 2002. In addition, the Reorganized Company's results for the two months ended September 30, 2003 have been combined with the Predecessor Company's results for the seven months ended July 31, 2003 and are compared to the Predecessor Company's results for the nine months ended September 30, 2002.

     The Company reported an operating loss of $20.4 million in the third quarter of 2003, compared to operating income of $10.1 million in the third quarter of 2002. Net sales totaled $241.1 million on shipments of 559,272 tons of steel products, compared to net sales of $277.9 million on shipments of 571,465 tons in the third quarter of 2002. The decline in net sales reflects a lower volume of tons of steel products shipped, as well as lower average steel prices and higher fuel and raw material costs in the third quarter of 2003 as compared to the third quarter of 2002. During the period, average steel price per ton declined from $486 per ton to $431 per ton and the cost of sales per ton shipped increased to $424 per ton compared to $412 per ton in the third quarter of 2002.

     Net income for the third quarter of 2003 totaled $375.3 million, compared to net income of $7.1 million in the third quarter of 2002. Net income in the third quarter of 2003 includes gains on discharge of debt totaling $557.5 million, partially offset by the writedown of assets to fair value totaling $152.8 million, pursuant to fresh start reporting required for entities emerging from bankruptcy.

     Due to the Company's reorganization and emergence from bankruptcy, comparisons to prior period performance in many respects are not appropriate. Among other changes, there have been substantial reductions in employment levels, changes in employee and retiree benefits, and revaluations of assets and liabilities.

     Wheeling-Pittsburgh Steel Corporation emerged from bankruptcy effective August 1, 2003. Pursuant to its plan of reorganization it executed a new $250 million term loan and $225 million revolving credit facility, in addition to restructuring the then existing debt and equity of the company. The reorganization plan also provided $112 million in an escrow account to finance the installation of an electric arc furnace (EAF). The EAF is under construction and on schedule to melt its first heat in December 2004.

     "As expected, third quarter results were affected by lower prices for steel products and higher energy and raw material costs," said James G. Bradley, President and CEO of Wheeling-Pittsburgh Steel. "Recent announcements of price increases in flat rolled products, along with stronger economic growth are indications that pricing and demand may begin to improve in the first quarter of 2004."

     This release may contain projections or other forward-looking statements regarding future events or the future financial performance of Wheeling-Pittsburgh Corporation that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Financial Information - Risk Factors" section of the Company's registration statement on Form 10, as filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. These risk factors include, among others, the company's potential inability to generate sufficient operating cash flow to service or refinance its indebtedness, concerns relating to financial covenants and other restrictions contained in its credit agreements, intense competition, dependence on suppliers of raw materials, the difficulties involved in constructing an electric arc furnace, and cyclical demand for steel products. In addition, any forward-looking statements represent the Wheeling-Pittsburgh Corporation's views only as of today and should not be relied upon as representing the company's views as of any subsequent date. While Wheeling-Pittsburgh Corporation may elect to update forward-looking statements from time to time, the company specifically disclaims any obligation to do so.

ABOUT WHEELING-PITTSBURGH:

Wheeling-Pittsburgh is an integrated steel company engaged in the making, processing and fabrication of steel and steel products. The Company's products include hot rolled and cold rolled sheet and coated products such as galvanized, pre-painted and tin mill sheet. The Company also produces a variety of steel products including roll formed corrugated roofing, roof deck, floor deck, culvert, bridgeform and other products used primarily by the construction, highway and agricultural markets.

                         WHEELING-PITTSBURGH CORPORATION
                            AND SUBSIDIARY COMPANIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE QUARTER ENDED SEPTEMBER 30
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                REORGANIZED COMPANY   PREDECESSOR COMPANY   PREDECESSOR COMPANY
                                                 TWO MONTHS ENDED       ONE MONTH ENDED      THREE MONTHS ENDED
                                                SEPTEMBER 30, 2003       JULY 31, 2003       SEPTEMBER 30, 2002
                                               --------------------   -------------------   -------------------
REVENUES:
Net sales including sales to affiliates of
  $38,609, $23,092 and $70,554                    $   159,789             $  81,298             $ 277,868
COST AND EXPENSE:
Cost of products sold, excluding
  depreciation, including cost of
  products sold to affiliates of
     $34,656, $20,662 and $62,374                     159,314                76,877               235,691
Depreciation                                            3,568                 6,095                18,427
Selling, administrative and general
  expense                                               9,004                 4,648                10,529
Reorganization and professional fee
  expense                                                  --                 1,995                 3,155
                                                  -----------             ---------             ---------
                                                      171,886                89,615               267,802
                                                  -----------             ---------             ---------
Operating income (loss)                               (12,097)               (8,317)               10,066
Reorganization income (expense)
  Fair value adjustments                                   --              (152,708)                   --
  Gain on discharge of debt                                --               557,541                    --
  Other reorganization entries                             --                (4,918)                   --
Interest expense on debt                               (3,891)               (1,462)               (4,307)
Other income (expense)                                    757                   382                 1,333
                                                  -----------             ---------             ---------
Income (loss) before taxes                            (15,231)              390,518                 7,092
Tax provision (benefit)                                     6                   (12)                    5
                                                  -----------             ---------             ---------

Net income (loss)                                 $   (15,237)            $ 390,530             $   7,087
                                                  ===========             =========             =========

  Basic and diluted loss per share
    attributable to common
    stockholders                                  $     (1.61)                    *                     *
                                                  ===========             =========             =========

Weighted average common shares
  outstanding basic and diluted                     9,500,000                     *                     *
                                                  ===========             =========             =========


* Prior to reorganization, the Company was a wholly-owned subsidiary of WHX Corporation.

                         WHEELING-PITTSBURGH CORPORATION
                            AND SUBSIDIARY COMPANIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                   REORGANIZED COMPANY   PREDECESSOR COMPANY   PREDECESSOR COMPANY
                                                    TWO MONTHS ENDED     SEVEN MONTHS ENDED      NINE MONTHS ENDED
                                                   SEPTEMBER 30, 2003       JULY 31, 2003       SEPTEMBER 30, 2002
                                                   -------------------   -------------------   -------------------
REVENUES:
Net sales, including sales to affiliates
  of $38,609, $164,303 and $187,063                  $   159,789            $ 570,439              $ 725,591
COST AND EXPENSE:
Cost of products sold, excluding
  depreciation,  including cost of products
  sold to affiliates of $34,656, $143,840
  and $179,131                                           159,314              563,832                663,806
Depreciation                                               3,568               39,889                 55,680
Selling, administrative and general
  expense                                                  9,004               29,906                 33,983
Reorganization and professional fee
  expense                                                     --                8,140                  8,455
                                                     -----------            ---------              ---------
                                                         171,886              641,767                761,924
                                                     -----------            ---------              ---------
Operating income (loss)                                  (12,097)             (71,328)               (36,333)
Reorganization income (expense)
  Fair value adjustments                                      --             (152,708)                    --
  Gain on discharge of debt                                   --              557,541                     --
  Other reorganization entries                                --               (4,758)                 1,295
Interest expense on debt                                  (3,891)              (9,185)               (12,168)
Other income (expense)                                       757                3,228                  2,797
                                                     -----------            ---------              ---------
Income (loss) before taxes                               (15,231)             322,790                (44,409)
Tax provision (benefit)                                        6                 (641)                    16
                                                     -----------            ---------              ---------

Net income (loss)                                    $   (15,237)           $ 323,431              $ (44,425)
                                                     ===========            =========              =========

  Basic and diluted loss per share
    attributable to common stockholders              $     (1.61)                   *                      *
                                                     ===========            =========              =========
Weighted average common shares
  outstanding basic and diluted                        9,500,000                    *                      *
                                                     ===========            =========              =========

* Prior to reorganization, the Company was a wholly-owned subsidiary of WHX Corporation.

                         WHEELING-PITTSBURGH CORPORATION
                            AND SUBSIDIARY COMPANIES
                           CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                     REORGANIZED         REORGANIZED      PREDECESSOR COMPANY
                                                       COMPANY             COMPANY             COMPANY
                                                 AS OF SEPTEMBER 30,    AS OF JULY 31,     AS OF DECEMBER 31,
                                                         2003                2003                 2002
                                                 -------------------     --------------     -------------------
ASSETS
Current Assets:
  Cash and cash equivalents                           $   9,122           $   7,382           $     8,543
  Trade receivables, less allowance for
    doubtful accounts of $2,004, $1,916
    and $1,314                                          112,680             112,416               130,593
  Inventories                                           154,318             154,664               184,091
  Prepaid expenses and deferred charges                   8,781               6,571                 7,477
                                                      ---------           ---------           -----------
      Total current assets                              284,902             281,033               330,704
Investment in associated companies                       40,838              40,477                60,767
Property, plant and equipment, at cost
  less accumulated depreciation of $2,740,
  $0 and $716,253                                       368,725             360,213               530,568
Deferred income tax benefits                             23,482              23,482                27,342
Restricted cash                                         101,988             112,000                    --
Deferred charges and other assets                        60,419              61,564                 9,735
                                                      ---------           ---------           -----------
                                                      $ 880,355           $ 878,769           $   959,116
                                                      =========           =========           ===========

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
  Trade payables                                      $  66,879           $  79,941           $    71,048
  Short term debt                                        73,115              36,915               135,490
  Payroll and employee benefits payable                  68,314              67,913                36,339
  Accrued federal, state and local taxes                  8,726              11,254                 8,839
  Deferred income tax liabilities                        23,482              23,482                27,342
  Accrued interest and other liabilities                  9,899              10,673                 8,326
  Long term debt due in one year                          3,210               3,755                43,575
                                                      ---------           ---------           -----------
      Total current liabilities                         253,625             233,933               330,959
Long term debt                                          339,727             339,848                13,177
Liabilities subject to compromise                            --                  --               890,301
Other employee benefit liabilities                      139,258             142,298                15,514
Other liabilities                                        20,065              20,190                20,336
                                                      ---------           ---------           -----------
      Total liabilities                                 752,675             736,269             1,270,287
                                                      ---------           ---------           -----------

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock  - $.01 Par value; 10 million
  shares issued and outstanding                             100                 100                    --
Additional paid-in-capital                              149,900             149,900               335,138
Restricted stock                                         (7,083)             (7,500)                   --
Accumulated deficit                                     (15,237)                 --              (646,309)
                                                      ---------           ---------           -----------
                                                        127,680             142,500              (311,171)
                                                      ---------           ---------           -----------
                                                      $ 880,355           $ 878,769           $   959,116
                                                      =========           =========           ===========